Exhibit 99.2

Second Quarter 2010
Supplemental Financial Information

The Company acquired 101 San Fernando, a 323-unit community located in San Jose, California for approximately $64.1 million (comprised of $4.5 million for the land and $59.6 million for the improvements). The community was built in 2001 and is composed of 16 five-story buildings consisting of a variety of studios, one-bedroom, two-bedroom, and three-bedroom units. Property amenities include a fitness center, resident lounge, business center and courtyard spa. 101 San Fernando is close to local public transportation and provides residents easy access to job centers, freeways and local shopping and dining.

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Six Months Ended
(Dollars in thousands, except per share amounts)	June 30,		June 30,
	2010	2009	2010	2009

Revenues:
Rental and other property	$99,614	$102,476	$199,320	$206,390
Management and other fees from affiliates	1,022	1,156	2,500	2,354
	100,636	103,632	201,820	208,744
Expenses:
Property operating	34,998	33,833	69,196	66,956
Depreciation and amortization	31,261	28,903	61,748	57,868
General and administrative	6,219	5,852	11,837	12,084
Impairment and other charges	-	-	-	5,752
	72,478	68,588	142,781	142,660
Earnings from operations	28,158	35,044	59,039	66,084

Interest expense	(21,004)	(21,509)	(41,841)	(41,713)
Interest and other income	7,085	2,867	14,941	6,154
Equity (loss) income in co-investments	(360)	158	(401)	696
Gain (loss) on early retirement of debt	(10)	-	(10)	6,124
Income before discontinued operations	13,869	16,560	31,728	37,345
Income from discontinued operations	-	892	-	3,446
Net income	13,869	17,452	31,728	40,791
Net income attributable to noncontrolling interest	(3,844)	(4,453)	(8,034)	(9,396)
Net income attributable to controlling interest	10,025	12,999	23,694	31,395
Dividends to preferred stockholders	(543)	(1,584)	(1,085)	(3,410)
Excess of the carrying amount of preferred stock redeemed over the cash paid to redeem preferred stock	-	-	-	25,695
Net income available to common stockholders	$9,482	$11,415	$22,609	$53,680

Net income per share - basic	$0.32	$0.43	$0.78	$2.02

Net income per share - diluted	$0.32	$0.43	$0.77	$1.96

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Six Months Ended
Selected Line Item Detail	June 30,		June 30,
(Dollars in thousands)	2010	2009	2010	2009

Rental and other property
Rental	$92,950	$95,882	$185,918	$193,431
Other property	6,664	6,594	13,402	12,959
Rental and other property	$99,614	$102,476	$199,320	$206,390

Management and other fees from affiliates
Management	$972	$881	$1,862	$1,753
Development and redevelopment	50	275	638	601
Management and other fees from affiliates	$1,022	$1,156	$2,500	$2,354

Property operating expenses
Real estate taxes	$9,749	$8,989	$19,276	$18,032
Administrative	7,759	7,949	15,794	15,882
Maintenance and repairs	7,136	7,470	13,795	14,092
Utilities	7,042	6,381	13,923	12,790
Management fees and insurance	3,312	3,044	6,408	6,160
Property operating expenses	$34,998	$33,833	$69,196	$66,956

General and administrative
General and administrative	$9,784	$9,259	$18,909	$19,045
Allocated to property operating expenses - administrative	(2,573)	(2,474)	(5,123)	(4,891)
Capitalized to real estate	(992)	(933)	(1,949)	(2,070)
Net general and administrative	$6,219	$5,852	$11,837	$12,084

Interest and other income
Gain from sale of marketable securities	$3,997	$-	$9,041	$1,014
Interest and other income, net	1,863	2,185	4,086	3,049
Income from notes receivables	1,225	682	1,814	1,318
Income from TRS activities	-	-	-	588
Lease income, net	-	-	-	185
Interest and other income	$7,085	$2,867	$14,941	$6,154

Noncontrolling interest
Limited partners of Essex Portfolio, L.P.	$798	$1,335	$1,941	$3,133
DownREIT limited partners' distributions	1,097	1,107	2,195	2,226
Perpetual preferred distributions	1,575	1,575	3,150	3,150
Third-party ownership interest	374	436	748	887
Noncontrolling interest	$3,844	$4,453	$8,034	$9,396

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Funds From Operations	Three Months Ended		Six Months Ended
(Dollars in thousands, except share and per share amounts)	June 30,		June 30,
	2010	2009	2010	2009

Funds from operations
Net income available to common stockholders	$9,482	$11,415	$22,609	$53,680
Adjustments:
Depreciation and amortization	31,261	29,073	61,748	58,277
Gains not included in FFO, net of disposition costs	-	(626)	-	(2,851)
Noncontrolling interest and co-investments (1)	1,910	2,141	4,040	4,703
Funds from operations	$42,653	$42,003	$88,397	$113,809
FFO per share-diluted	$1.34	$1.43	$2.80	$3.92

Components of the change in FFO
Non-recurring items:
(Gain) on sales of marketable securities	(3,997)	-	(9,041)	(1,014)
Co-Investment - acquisition fee	-	-	(500)	-
Redemption of Series G preferred stock at a discount	-	-	-	(25,695)
(Gain) loss on early retirement of debt	-	-	-	(6,124)
Write-off of investment in development joint venture	-	-	-	5,752
Income generated from TRS activities	-	-	-	(588)
Funds from operations excluding non-recurring items	38,656	42,003	78,856	86,140
FFO excluding non-recurring items per share-diluted	$1.22	$1.43	$2.50	$2.97

Changes in recurring items:
Same-property NOI	$(4,221)		$(10,908)
Non-same property NOI	194		1,598
Management and other fees from affiliates	(134)		(354)
Equity (loss) income in co-investments	(518)		(1,097)
Interest and other income	221		760
Interest expense	505		(128)
Dividends to preferred stockholders	1,041		2,325
General and administrative	(367)		247
Other items, net	(68)		273
	$(3,347)		$(7,284)

Weighted average number of shares outstanding diluted (2)	31,759,956	29,303,695	31,602,019	29,000,129

(1)
Amount includes the following adjustments for the three and six months ended June 30, 2010: (i) noncontrolling interest related to Operating Partnership units totaling $0.8 million and $1.9 million, respectively, (ii) add back depreciation from unconsolidated co-investments and less depreciation attributable to third party ownership of consolidated co-investments totaling $1.1 million and $2.1 million, respectively.

(2)	Assumes conversion of the weighted average operating partnership interests in the Operating Partnership into shares of the Company's common stock.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Balance Sheets
(Dollars in thousands)
	June 30, 2010	December 31, 2009

Real Estate:
Land and land improvements	$689,752	$684,955
Buildings and improvements	2,761,375	2,727,975
	3,451,127	3,412,930
Less: accumulated depreciation	(811,114)	(749,464)
	2,640,013	2,663,466
Real estate under development	331,266	274,965
Co-investments	137,740	70,783
	3,109,019	3,009,214
Cash and cash equivalents	27,796	37,934
Marketable securities	92,510	134,844
Notes and other receivables	55,209	36,305
Other assets	39,648	36,340
Total assets	$3,324,182	$3,254,637

Mortgage notes payable	$1,639,955	$1,603,549
Lines of credit	264,000	239,000
Exchangeable bonds	3,193	4,893
Cash flow hedge liabilities	72,196	30,156
Other liabilities	107,716	99,149
Total liabilities	2,087,060	1,976,747

Series G cumulative convertible preferred stock, carrying value	4,349	4,349

Stockholders' equity and noncontrolling interest:
Common stock	3	3
Series F cumulative redeemable preferred stock, liquidation value	25,000	25,000
Additional paid-in-capital	1,324,328	1,275,251
Distributions in excess of accumulated earnings	(260,966)	(222,952)
Accumulated other comprehensive (loss) income	(68,791)	(24,206)
Total stockholders' equity	1,019,574	1,053,096
Noncontrolling interest	213,199	220,445
Total stockholders' equity and noncontrolling interest	1,232,773	1,273,541
Total liabilities and equity	$3,324,182	$3,254,637

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Debt Summary - June 30, 2010
(Dollars in thousands)

	Percentage of Total Debt	Balance Outstanding	Weighted Average Interest Rate	Weighted Average Maturity In Years
Mortgage notes payable
Fixed rate - secured	72%	$1,375,447	6.0%	5.3
Variable rate - secured (1)	14%	264,508	1.7%	12.0
Total mortgage notes payable	86%	1,639,955	5.3%	6.4

Exchangeable bonds - unsecured	0%	3,193	5.8%

Line of credit - secured (2)	13%	250,000	1.4%
Line of credit - unsecured (3)	1%	14,000	3.6%
Total lines of credit	14%	264,000	1.5%

Total debt	100%	$1,907,148	4.8%

Scheduled principal payments (excludes lines of credit)		Weighted Average Interest Rate
2010 (4)	$132,772	8.1%
2011	187,658	5.4%
2012	40,838	4.1%
2013	186,818	5.8%
2014	80,087	5.4%
Thereafter	1,014,975	4.8%
Total	$1,643,149	5.3%

Capitalized interest for the three and six months ended June 30, 2010 was approximately $2.9 million and $5.7 million, respectively.

(1)	$213.8 million of the variable rate debt is tax exempt to the note holders, and $191.9 million of the tax exempt debt is subject to interest rate protection agreements.
(2)
Secured line of credit facility is $250 million and matures in December 2013.  This line is secured by eleven of the Company's apartment communities and the underlying interest rate is currently the Freddie Mac Reference Rate plus .99% to 1.50%.

(3)
Unsecured line of credit facility is $200 million and matures in December 2010 with two one-year extensions, exercisable at the Company's option.  The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 3.00%.

(4)
In July 2010, the Company paid off two cross-collateralized mortgage notes secured by five communities in the amount of $129.5 million at an average rate of 8.0%, and obtained two new ten-year secured mortgage notes for a total of $130.1 million at a fixed rate of 4.63%.  The Company also settled $100 million of forward-starting swaps in July for $16.7 million in payments to the counterparties, which increased the effective interest on these new mortgage loans to 6.0%.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Capitalization Data and Debt Coverage Ratios - June 30, 2010
(Dollars and shares in thousands, except per share amounts)

Capitalization Data
Total debt	$1,907,148

Common stock and potentially dilutive securities
Common stock outstanding	29,556
Limited partnership units (1)	2,203
Options-treasury method	62
Total common stock and potentially dilutive securities	31,821	shares

Common stock price per share as of June 30, 2010	$97.54

Market value of common stock and potentially dilutive securities	$3,103,820

Preferred units/stock	$111,514

Total equity capitalization	$3,215,334

Total market capitalization	$5,122,482

Ratio of debt to total market capitalization	37.2%

	Quarter Ended
Debt Coverage Ratios	6/30/2010
Ratio of total indebtedness to undepreciated assets	46.6%
Ratio of interest coverage (2)	2.77

(1)	Assumes conversion of all outstanding operating partnership interests in the Operating Partnership into shares of the Company's common stock.
(2)	EBITDA divided by interest expense plus capitalized interest.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Property Operating Results - Quarter ended June 30, 2010 and 2009
(Dollars in thousands)
	Southern California			Northern California			Seattle Metro			Other real estate assets (1)		Total
	2010	2009	% Change	2010	2009	% Change	2010	2009	% Change	2010	2009	2010	2009	% Change

Revenues:
Same-property revenue	$49,169	$50,386	-2.4%	$28,451	$30,050	-5.3%	$14,723	$16,200	-9.1%	$-	$-	$92,343	$96,636	-4.4%
Non-same property revenue (2)	1,785	1,423		1,522	447		1,989	1,883		1,975	2,087	7,271	5,840
Total Revenues	$50,954	$51,809		$29,973	$30,497		$16,712	$18,083		$1,975	$2,087	$99,614	$102,476

Property operating expenses:
Same-property operating expenses	$16,276	$16,221	0.3%	$9,800	$9,773	0.3%	$5,585	$5,739	-2.7%	$-	$-	$31,661	$31,733	-0.2%
Non-same property operating expenses (2)	669	511		930	363		1,003	722		735	504	3,337	2,100
Total property operating expenses	$16,945	$16,732		$10,730	$10,136		$6,588	$6,461		$735	$504	$34,998	$33,833

Net operating income (NOI):
Same-property NOI	$32,893	$34,165	-3.7%	$18,651	$20,277	-8.0%	$9,138	$10,461	-12.6%	$-	$-	$60,682	$64,903	-6.5%
Non-same property NOI (2)
Redevelopment communities	-	-		-	-		1,171	1,161		-	-	1,171	1,161
Acquired communities	281	-		-	-		-	-		-	-	281	-
Development communities	835	912		592	84		(185)	-		-	-	1,242	996
Other real estate assets (1)	-	-		-	-		-	-		1,240	1,583	1,240	1,583
Total non-same property NOI	1,116	912		592	84		986	1,161		1,240	1,583	3,934	3,740
Total NOI	$34,009	$35,077		$19,243	$20,361		$10,124	$11,622		$1,240	$1,583	$64,616	$68,643

Same-property operating margin	67%	68%		66%	67%		62%	65%				66%	67%

Same-property turnover percentage	54%	63%		54%	60%		52%	63%				54%	62%

Same-property concessions	$183	$445		$111	$191		$55	$125				$349	$761

Average same-property concessions per turn (3)	$112	$237		$127	$197		$92	$172				$112	$213

Reconciliation of apartment units at end of period

Same-property apartment units	11,984			6,457			4,625					23,066

Consolidated apartment units	12,334	12,264		6,695	6,695		5,249	5,338				24,278	24,297
Joint venture	748	629		1,575	1,575		642	642				2,965	2,846
Under development	464	119		455	171		295	295				1,214	585
Total apartment units at end of period	13,546	13,012		8,725	8,441		6,186	6,275				28,457	27,728

Percentage of total	47%	47%		31%	30%		22%	23%				100%	100%

Average same-property financial occupancy	97.1%	96.3%		97.5%	97.7%		97.3%	96.8%				97.2%	96.8%

(1)	Other real estate assets consists mainly of retail space, commercial properties, and boat slips and their operating results are classified in non-same property results.
(2)	Includes properties which subsequent to April 1, 2009 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)
Average same-property concessions per turn is the dollar amount per unit resulting from the same-property concessions divided by the product of the same property turnover percentage times the same-property apartment units.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Property Operating Results - Six months ended June 30, 2010 and 2009
(Dollars in thousands)

	Southern California			Northern California			Seattle Metro			Other real estate assets (1)		Total
	2010	2009	% Change	2010	2009	% Change	2010	2009	% Change	2010	2009	2010	2009	% Change

Revenues:
Same-property revenue	$98,298	$101,780	-3.4%	$56,988	$60,863	-6.4%	$29,635	$32,962	-10.1%	$-	$-	$184,921	$195,605	-5.5%
Non-same property revenue (2)	3,582	2,325		2,973	476		3,805	3,839		4,039	4,145	14,399	10,785
Total Revenues	$101,880	$104,105		$59,961	$61,339		$33,440	$36,801		$4,039	$4,145	$199,320	$206,390

Property operating expenses:
Same-property operating expenses	$32,527	$32,137	1.2%	$19,312	$19,183	0.7%	$11,051	$11,346	-2.6%	$-	$-	$62,890	$62,666	0.4%
Non-same property operating expenses (2)	1,332	1,064		1,606	417		1,691	1,428		1,677	1,381	6,306	4,290
Total property operating expenses	$33,859	$33,201		$20,918	$19,600		$12,742	$12,774		$1,677	$1,381	$69,196	$66,956

Net operating income (NOI):
Same-property NOI	$65,771	$69,643	-5.5%	$37,676	$41,680	-9.6%	$18,584	$21,616	-14.0%	$-	$-	$122,031	$132,939	-8.2%
Non-same property NOI (2)
Redevelopment communities	-	-		-	-		2,327	2,411		-	-	2,327	2,411
Acquired communities	587	-		-	-		-	-		-	-	587	0
Development communities	1,663	1,261		1,367	59		(213)	-		-	-	2,817	1,320
Other real estate assets (1)	-	-		-	-		-	-		2,362	2,764	2,362	2,764
Total non-same property NOI	2,250	1,261		1,367	59		2,114	2,411		2,362	2,764	8,093	6,495
Total NOI	$68,021	$70,904		$39,043	$41,739		$20,698	$24,027		$2,362	$2,764	$130,124	$139,434

Same-property operating margin	67%	68%		66%	68%		63%	66%				66%	68%

Same-property turnover percentage	49%	56%		48%	54%		45%	56%				48%	55%

Same-property concessions	$502	$832		$244	$331		$113	$195				$859	$1,358

Average same-property concessions per turn (3)	$170	$244		$158	$181		$109	$148				$155	$207

Average same-property financial occupancy	97.0%	96.3%		97.8%	97.7%		97.6%	97.0%				97.4%	97.0%

(1)	Other real estate assets consists mainly of retail space, commercial properties, and boat slips and their operating results are classified in non-same property results.
(2)	Includes properties which subsequent to January 1, 2009 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)
Average same-property concessions per turn is the dollar amount per unit resulting from the same-property concessions divided by the product of the same property turnover percentage times the same-property apartment units.

See Company's 10-Q for additional disclosures

S-7.1

E S S E X P R O P E R T Y T R U S T, I N C.

Revenue by County - Quarters ended June 30, 2010, June 30, 2009 and March 31, 2010
(Dollars in thousands)

		Average Property Rental Rates			June 30, 2010		June 30, 2009
Region	Units	QTD 2010	QTD 2009	% Change	Property Revenue	Financial Occupancy	Property Revenue	Financial Occupancy	Property Revenue % Change	Property Revenue Q1 2010	Sequential % Change

Southern California
Los Angeles County	3,790	$1,536	$1,620	-5.2%	$17,788	96.7%	$18,345	96.2%	-3.0%	$17,771	0.1%
Ventura County	2,898	1,270	1,327	-4.3%	11,422	97.6%	11,739	96.5%	-2.7%	11,416	0.1%
San Diego County	2,636	1,093	1,121	-2.5%	8,819	96.8%	8,971	96.9%	-1.7%	8,845	-0.3%
Orange County	2,037	1,411	1,484	-4.9%	8,820	97.6%	9,070	96.6%	-2.8%	8,768	0.6%
Santa Barbara County	347	1,622	1,618	0.2%	1,709	98.0%	1,640	93.2%	4.2%	1,709	0.0%
Riverside County	276	731	746	-2.0%	611	92.5%	621	94.5%	-1.6%	619	-1.3%
Total same-property	11,984	1,337	1,396	-4.2%	49,169	97.1%	50,386	96.3%	-2.4%	49,128	0.1%
Los Angeles County	350	1,583			1,785		1,278
Non-same property	350	1,583			1,785		1,278
Northern California
Santa Clara County	2,448	1,472	1,599	-7.9%	11,077	97.9%	11,983	98.3%	-7.6%	11,061	0.1%
Contra Costa County	1,720	1,420	1,478	-3.9%	7,515	98.0%	7,736	97.2%	-2.9%	7,535	-0.3%
Alameda County	1,116	1,210	1,290	-6.2%	4,212	95.8%	4,474	97.3%	-5.9%	4,286	-1.7%
San Mateo County	768	1,540	1,642	-6.2%	3,688	98.4%	3,871	97.1%	-4.7%	3,696	-0.2%
San Francisco MSA	175	1,807	1,825	-1.0%	936	95.0%	979	98.1%	-4.4%	934	0.2%
Other	230	1,463	1,494	-2.1%	1,023	97.1%	1,007	97.0%	1.6%	1,026	-0.3%
Total same-property	6,457	1,430	1,521	-6.0%	28,451	97.5%	30,050	97.7%	-5.3%	28,538	-0.3%
Alameda County	409	1,811			1,522		447
Non-same property	409	1,811			1,522		447

Seattle Metro
Total same-property	4,625	998	1,115	-10.5%	14,723	97.3%	16,200	96.8%	-9.1%	14,912	-1.3%
Non-same property	919	1,071			1,989		1,883

Other real estate assets					1,975		2,087
Total same-property revenue	23,066	$1,295	$1,375	-5.8%	$92,343	97.2%	$96,636	96.8%	-4.4%	$92,578	-0.3%
Total non-same property revenue	1,678	$1,358			$7,271		$5,695

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Revenue by County - Six months ended June 30, 2010 and 2009
(Dollars in thousands)

		Average Property Rental Rates			Year to Date 2010		Year to Date 2009
Region	Units	YTD 2010	YTD 2009	% Change	Property Revenue	Financial Occupancy	Property Revenue	Financial Occupancy	Property Revenue % Change

Southern California
Los Angeles County	3,790	$1,537	$1,639	-6.2%	$35,559	96.7%	$36,907	95.6%	-3.7%
Ventura County	2,898	1,272	1,339	-5.0%	22,838	97.4%	23,820	96.9%	-4.1%
San Diego County	2,636	1,093	1,126	-2.9%	17,665	96.7%	18,077	96.9%	-2.3%
Orange County	2,037	1,413	1,499	-5.7%	17,588	97.4%	18,439	97.1%	-4.6%
Santa Barbara County	347	1,621	1,623	-0.1%	3,418	98.5%	3,278	94.1%	4.3%
Riverside County	276	727	755	-3.7%	1,230	93.9%	1,260	94.0%	-2.4%
Total same-property	11,984	1,338	1,409	-5.0%	98,298	97.0%	101,781	96.3%	-3.4%
Los Angeles County	350	1,580			3,582		2,180
Non-same property	350	1,580			3,582		2,180
Northern California
Santa Clara MSA	2,448	1,472	1,623	-9.3%	22,138	98.0%	24,369	98.3%	-9.2%
Contra Costa County	1,720	1,422	1,491	-4.6%	15,049	98.0%	15,596	97.1%	-3.5%
Alameda County	1,116	1,208	1,302	-7.2%	8,498	97.1%	9,078	97.6%	-6.4%
San Mateo County	768	1,543	1,658	-6.9%	7,384	98.4%	7,815	97.1%	-5.5%
San Francisco MSA	175	1,818	1,833	-0.8%	1,870	94.8%	1,947	97.4%	-4.0%
Other	230	1,463	1,499	-2.4%	2,049	97.8%	2,057	98.1%	-0.4%
Total same-property	6,457	1,431	1,538	-7.0%	56,988	97.8%	60,862	97.7%	-6.4%
Alameda County	409	1,459			2,973		476
Non-same property	409	1,459			2,973		476
Seattle Metro
Total same-property	4,625	1,001	1,132	-11.6%	29,635	97.6%	32,962	97.0%	-10.1%
Non-same property	919	915			3,805		3,839
Other real estate assets					4,039		4,145
Total same-property revenue	23,066	$1,296	$1,389	-6.7%	$184,921	97.4%	$195,605	97.0%	-5.5%
Total non-same property revenue	1,678	$1,186			$14,399		$10,640

See Company's 10-Q for additional disclosures

S-8.1

E S S E X P R O P E R T Y T R U S T, I N C.

Development Pipeline - June 30, 2010
(Dollars in millions)

		Estimated Units	Estimated retail sq. feet (1)	Incurred to Date	Remaining Costs	Estimated Total Cost	Construction Start	Construction Complete	Initial Occupancy	Stabilized Operations

Development Projects - Consolidated
Project Name	Location

Joule Broadway (2)	Seattle, WA	295	29,100	$81.4	$11.4	$92.8	May-08	Jul-10	Mar-10	Sep-10
Fourth & U	Berkeley, CA	171	15,500	60.7	2.3	63.0	Apr-08	Jun-10	Apr-10	Sep-10
Axis 2300	Irvine, CA	115	-	35.2	3.6	38.8	Feb-10	Aug-10	Aug-10	Apr-11
Tasman Place	Sunnyvale, CA	284	46,000	56.0	69.1	125.1	Jul-09	Jan-12	Dec-11	Sep-12
Consolidated - Development Projects		865	90,600	233.3	86.4	319.7

Development Project - Joint Venture
Project Name	Location
Essex Skyline at MacArthur Place (3)	Santa Ana, CA	349	-	129.5	5.2	134.7	Mar-10	Aug-10	Apr-10	Jun-11
Total - Development Projects		1,214	90,600	362.8	91.6	454.4

Predevelopment Project

Project Name	Location
Main Street (4)	Walnut Creek, CA	-	-	-	-	-
West Dublin	Dublin, CA	-	-	-	-	-
Total - Predevelopment Projects		357	37,000	32.0	-	32.0

Land Held for Future Development or Sale (5)

Project Name	Location
Cadence Campus	San Jose, CA	769	-	-	-	-
City Centre	Moorpark, CA	200	-	-	-	-
Park Boulevard	Palo Alto, CA	27	-	-	-	-
View Pointe	Newcastle, WA	24	-	-	-	-
Total - Land Held for Future Development or Sale		1,020	-	66.0	-	66.0
Grand Total - Development Pipeline		2,591	127,600	$460.8	$91.6	$552.4

(1)	Certain apartment community developments include retail space, and the Company has included the total estimated retail square footage for each development project.
(2)
There is a construction loan in place for this development project that provides financing for the majority of the estimated remaining to be incurred costs including the cost of the build out of the retail space and related carrying costs, completion of certain exterior facade, infrastructure, and common areas.

(3)
This community is currently in lease-up in the north tower, and the remaining costs reflect the construction of a leasing office in the south tower as well as the estimated costs to complete certain exterior and interior unit projects.

(4)	The Company has entered into a joint venture development agreement with a third-party to develop this property. The Company has a 50% interest in this project.
(5)	The Company owns land in various stages of entitlement that is being held for future development or sale.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Redevelopment Pipeline - June 30, 2010
(Dollars in thousands)

		Total Incurred To	Estimated Remaining	Estimated Total	Redevelopment Start	NOI For the Quarter ended
Region/Project Name	Units	Date	Cost	Cost	Date	Q2 2010	Q2 2009

Approved - Redevelopment Projects (1)

Marina Cove, Santa Clara, CA	292	$4,523	5,335	$9,858	Jun-07
Pointe at Cupertino, Cupertino, CA	116	294	5,941	6,235	Jan-10

Total Approved - Redevelopment Projects	408	$4,817	$11,276	$16,093

Active - Redevelopment Projects

Seattle Metro
Foothill Commons, Bellevue, WA (2)	388	$20,755	$15,583	$36,338	Jun-07	$748	$747
Woodland Commons, Bellevue, WA	236	4,793	6,986	11,779	Jun-07	423	414

Total Active - Redevelopment Projects	624	$25,548	$22,569	$48,117		$1,171	$1,161

(1)	These projects are approved and redevelopment activities have commenced, but as of Q2 2010 the communities have stabilized operations, and therefore are classified in same-property operations.
(2)	During the third quarter 2009, the Company completed the construction of 28 additional apartment homes.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Co-investments - June 30, 2010	Essex	Total					Property Revenue for			NOI for the six
(Dollars in thousands)	Book	Original		Debt	Maturity		the six months ended			months ended
	Value	Cost	Units	Amount	Date		2010	2009	% Change	2010	2009	% Change

Joint Ventures

Essex Apartment Value Fund II, L.P. (Fund II) (1)
Southern California
Parcwood, Corona, CA			312	$24,207	Dec-2013
Renaissance, Los Angeles, CA			168	22,456	May-2011
Total Southern California			480	46,663			$3,903	$4,120	-5.3%	$2,248	$2,556	-12.1%
Northern California
Alderwood Park, Newark, CA			96	6,788	Jun-2015
Carlmont Woods, Belmont, CA			195	12,329	Dec-2013
Davey Glen, Belmont, CA			69	6,654	Aug-2016
Enclave, San Jose, CA			637	16,847	Jan-2018
Enclave, San Jose, CA			-	60,000	Dec-2029
Harbor Cove, Foster City, CA			400	33,246	Dec-2013
Regency Tower, Oakland, CA			178	10,583	Mar-2014
Total Northern California			1,575	146,447			13,302	14,158	-6.0%	8,382	9,031	-7.2%
Seattle Metro
Echo Ridge, Snoqualmie, WA			120	12,695	Sep-2014
Morning Run, Monroe, WA			222	13,138	Oct-2014
Tower @ 801, Seattle, WA			173	18,477	Aug-2014
Total Seattle Metro			515	44,310			3,680	4,038	-8.9%	2,185	2,447	-10.7%
Total - Operating Communities			2,570	237,420			$20,885	$22,316	-6.4%	$12,815	$14,034	-8.7%

Fund II - New Development
Eastlake 2851, Seattle, WA (initial occupancy May 2008)			127	17,412	Jan-2011	(2)
Studio 40-41, Studio City, CA (initial occupancy April 2009)			149	28,729	Apr-2011	(2)
Cielo, Chatsworth, CA (initial occupancy July 2009)			119	16,760	Jun-2011	(2)
			395	62,901			3,728	1,220		2,253	688

Total Fund II		$591,786	2,965	$300,321			$24,613	$23,536		$15,068	$14,722

Essex Skyline at MacArthur Place (3)		$132,648	349	-			$177	$-		$(518)	$-

Total - Co-investments	$136,520	$724,434	3,314	$300,321

Capitalized costs	720
	137,240
Other (4)	500
	$137,740

(1)	The Company has a 28.2% interest as a general partner and limited partner in Fund II, and may earn promote income if Fund II exceeds certain financial return benchmarks.
(2)	The construction loans have one-year extensions, exercisable at Fund II's option.
(3)	The Company has a 47% effective interest in this co-investment and the Company may earn promote income if the co-investment exceeds certain financial return benchmarks.
(4)	The other co-investment relates to a real estate technology investment.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Summary of Consolidated Co-Investments and Noncontrolling Interest - June 30, 2010
(Dollars in thousands)

The Company enters into co-investment transactions with third party developers, owners and investors of apartment communities.  In accordance with GAAP, the Company consolidates certain of these co-investment transactions, resulting in noncontrolling interests corresponding to the ownership interest of the third-party developer, owner or investor.

The following table summarizes the consolidated co-investments and noncontrolling interest:

	Balance as of June 30, 2010				Operations for the six months ended June 30, 2010
	Investment in Real Estate	Related Debt	Noncontrolling Interest	DownREIT Units (1)	Revenue	Operating Expenses	NOI

Noncontrolling Interest - DownREIT:
Anchor Village	$13,195	$10,750	$2,404	110,133	$1,878	$699	$1,179
Barkley Apartments	8,920	17,339	2,322	79,205	1,178	432	746
Brentwood	14,541	20,053	2,568	58,884	1,177	329	848
Brookside Oaks	33,750	20,705	3,805	96,255	1,415	401	1,014
Capri at Sunny Hills	17,314	18,542	3,803	166,140	1,150	317	833
Hidden Valley (2)	38,511	32,050	6,089	62,647	2,505	760	1,745
Highridge Apartments	26,789	44,807	5,831	293,733	2,655	712	1,943
Montejo Apartments	8,621	5,564	1,216	29,319	891	242	649
Thomas Jefferson	26,343	18,971	7,067	62,873	1,359	426	933
Treehouse Apartments	11,539	7,492	2,951	67,728	1,157	354	803
Valley Park Apartments	15,075	9,491	26	43,354	1,366	279	1,087
Villa Angelina Apartments	19,394	12,834	3,003	54,709	1,769	453	1,316
	$233,992	$218,598	41,085	1,124,980	$18,500	$5,404	$13,096
Other Components of Noncontrolling Interest:
Hillsdale Garden Apartments (3)	$111,061	-	21,361		$6,654	$2,655	$3,999
Joint Ventures - Development (4)	$236,900	$50,708	8,194
Operating Limited Partnership Units			62,559
Perpetual Preferred Units (5)			80,000
Total Noncontrolling Interest			$213,199

(1)	Represents the number of DownREIT units that are currently outstanding. Generally, DownREIT units are redeemed for cash equal to the current price of Essex's common stock.
(2)	The Company has a 75% interest in this community and a joint venture partner has a 25% interest.
(3)	The Company has an 81.5% interest in this community and the joint venture partner has an 18.5% interest.
(4)
The Company consolidates two joint venture developments in which the Company has a 50% and 99% interest, respectively.  The Company also invests in a joint venture development in which the Company has a 47% effective interest accounted for using the equity method.

(5)	Consists of Series B Cumulative Redeemable Preferred Units with an existing distribution rate of 7.875% which can be redeemed at the Company's option.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Income From Discontinued Operations and Selected Financial Data - June 30, 2010
(Dollars in thousands)

Income from Discontinued Operations

No communities were sold for the six months ended June 30, 2010 or were held for sale as of June 30, 2010.  During the quarter ended June 30, 2009, the Company sold Mountain View Apartments, and for the six months ended June 30, 2009, the Company also sold Carleton Heights Villa and Grand Regency.  Income from discontinued operations for the quarter ended June 30, 2009 also included operating results for Spring Lakes and Maple Leaf apartment communities, which were sold in Q3 and Q4 2009.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
Rental revenues	$-	$729	$-	$1,653
Property operating expenses	-	(293)	-	(649)
Depreciation and amortization	-	(170)	-	(409)
Income from real estate sold	-	266	-	595
Gain on sale	-	766	-	3,238
Internal disposition costs	-	(140)	-	(387)
Income from discontinued operations	$-	$892	$-	$3,446

Shares Outstanding and Potentially Dilutive Securities

	Q2 2010Weighted Avg.	Actual As of 6/30/10	YTD 2010Weighted Avg.
Common Shares	29,329,273	29,555,874	29,149,562
Stock Options	73,362	61,571	64,051
Weighted Avg. Shares Diluted - EPS	29,402,635	29,617,445	29,213,613
Operating Limited Partnership Units	2,357,321	2,202,907	2,388,406
Weighted Avg. Shares Diluted - FFO	31,759,956	31,820,352	31,602,019

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C
MSA Level Forecasts 2010: Supply Jobs and Apartment Market Conditions

	Residential Supply*				Job Forecast**		Forecast Market Conditions***
Market	New MF Supply	% of Total Stock	New SF Supply	% of Total Stock	Est.New Jobs Dec-Dec	% Growth	Estimated Y-o-Y Rent Growth	Estimated Year End Occupancy

Seattle	4,500	1.2%	2,500	0.4%	20,000	1.5%	5.0%	94.50%

San Francisco	1,900	0.5%	200	0.1%	3,000	0.3%	3.00%	95.50%
Oakland	900	0.3%	1,000	0.2%	-2,000	-0.2%	0.00%	94.50%
San Jose	700	0.3%	400	0.1%	13,000	1.5%	5.00%	95.50%
No. Cal.	3,500	0.4%	1,600	0.1%	14,000	0.5%	2.50%	95.2%

Ventura	250	0.5%	200	0.1%	1,500	0.6%	4.00%	94.75%
Los Angeles	2,900	0.2%	1,500	0.1%	22,000	0.6%	4.00%	94.50%
Orange	1,600	0.4%	500	0.1%	32,000	2.4%	3.50%	94.50%
San Diego	900	0.2%	1,100	0.2%	15,000	1.2%	3.50%	95.00%
So. Cal.	5,650	0.2%	3,300	0.1%	70,500	1.1%	3.80%	94.6%

Weighted Average****	13,650	0.4%	7,400	0.1%	104,500	1.0%	3.7%	94.7%

All data is an Essex Forecast

U.S. Economic Assumptions:  G.D.P.: 2010 vs 2009:  2.75%, Q4 '10 vs Q4 '09: 2.25%, Jobs: Q4 '10 vs Q4 '09  1.0%

* New Residential Supply: represents Essex's internal estimate of actual deliveries during the year, which are related to, but can differ from the 12 Month trailing Permit Levels reported on New Residential Supply schedule.

** Job Forecast/Performance refers to the difference between Total Non-Farm Industry Employment (not seasonally adjusted) projected through Q4 2010 over the comparable actual figures for Q4 2009.  The first column represents the current Essex forecast of the increase in Total Non-Farm Industry Employment. The second column represents these forecasted new jobs as a percent of the Q4 2009 base.

***The Forecast Market Conditions represents Essex's estimates of the change in rents/occupancy rates for Q4  2010.  The Estimated Year-over-Year Rent Growth represents the forecast change in Effective Market Rents for Q4 2010 vs.Q4 2009 (where Market refers to the entire MSA apartment market, NOT the Essex portfolio). The estimated Year End Occupancy represents Essex's forecast of market occupancy rates for Q4 2010.

****Weighted Average: Markets weighted by units in Essex portfolio

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C
New Residential Supply: Permits as a % of Current Stock (12 Month Permit Period: Trailing 12 Months June 2010)

	Single Family Data					Multi-Family Data			All Residential Data
Market	Median SF Price (Q1 2010 est**)	Q4 2009 SF Affordability*	SF Stock 2000	SF Permits Last 12 Months	% of Stock	MF Stock 2000	MF Permits Last 12 months	% of Stock	Total Residential Permits Last 12 Months	% of Stock
New York PMSA	$436,900	59%	760,000	629	0.1%	2,920,000	5,205	0.2%	5,834	0.2%
Chicago	$176,400	168%	1,700,000	4,691	0.3%	1,404,900	2,260	0.2%	6,951	0.2%
Nassau-Suffolk	$376,900	110%	740,000	1,192	0.2%	240,000	77	0.0%	1,269	0.3%
Miami/Ft. Lauderdale	$193,600	118%	717,000	2,993	0.4%	876,000	1,309	0.1%	4,302	0.3%
Boston	$321,800	108%	1,530,000	3,639	0.2%	670,800	1,952	0.3%	5,591	0.3%
Philadelphia	$209,800	134%	1,532,000	5,508	0.4%	515,100	1,747	0.3%	7,255	0.4%
Minneapolis	$162,000	195%	818,000	4,172	0.5%	351,800	1,234	0.4%	5,406	0.5%
Atlanta	$110,100	276%	1,122,000	6,546	0.6%	467,800	941	0.2%	7,487	0.5%
Denver	$224,800	137%	582,000	3,460	0.6%	274,900	906	0.3%	4,366	0.5%
Baltimore	$243,900	134%	797,000	3,512	0.4%	268,000	2,097	0.8%	5,609	0.5%
Portland	$237,400	119%	561,000	3,545	0.6%	225,335	713	0.3%	4,258	0.5%
Wash. D.C. PMSA	$292,600	136%	1,299,000	9,699	0.7%	644,300	2,765	0.4%	12,464	0.6%
Phoenix	$140,900	177%	970,000	9,262	1.0%	360,500	526	0.1%	9,788	0.7%
Orlando	$131,601	288%	482,000	4,356	0.9%	201,500	741	0.4%	5,097	0.7%
Las Vegas	$137,000	174%	440,000	5,152	1.2%	215,700	416	0.2%	5,568	0.8%
Dallas-Ft. Worth	$141,900	193%	1,381,000	15,868	1.1%	650,000	2,629	0.4%	18,497	0.9%
Austin	$182,500	160%	326,000	6,759	2.1%	169,900	783	0.5%	7,542	1.5%
Houston	$150,100	177%	1,027,000	25,103	2.4%	547,700	4,844	0.9%	29,947	1.9%
Totals	$226,407	166%	16,024,000	115,457	0.7%	8,084,235	25,940	0.3%	141,397	0.6%
Seattle	$327,200	95%	656,000	4,917	0.7%	354,487	1,632	0.5%	6,549	0.6%

San Francisco	$709,600	52%	368,000	528	0.1%	344,000	542	0.2%	1,070	0.2%
Oakland	$531,500	70%	625,000	2,020	0.3%	270,000	865	0.3%	2,885	0.3%
San Jose	$559,100	74%	388,000	868	0.2%	192,000	1,097	0.6%	1,965	0.3%

Los Angeles	$322,100	79%	1,877,000	2,225	0.1%	1,392,963	3,448	0.2%	5,673	0.2%
Ventura	$440,100	83%	199,000	207	0.1%	53,295	217	0.4%	424	0.2%
Orange	$472,900	75%	628,000	1,440	0.2%	340,800	483	0.1%	1,923	0.2%
San Diego	$379,000	74%	664,000	2,246	0.3%	375,664	1,131	0.3%	3,377	0.3%

No Cal	$586,713	66%	1,381,000	3,416	0.2%	806,000	2,504	0.3%	5,920	0.3%
So Cal	$368,408	78%	3,368,000	6,118	0.2%	2,162,722	5,279	0.2%	11,397	0.2%
ESSEX	$419,185	77%	5,405,000	14,451	0.3%	3,323,208	9,415	0.3%	23,866	0.3%

Permits:  Single Family equals 1 Unit, Multi-Family equals 5 or More Units
Sources: SF Prices - Economy.com: Permits, Total Residential Stock - U.S. Census, Axiometrics, Mortgage Rates: Freddie Mac
Single Family/Multi-Family Breakdown of Total Residences, Rosen Consulting Group, US Census, EASI, Essex
*Single Family Affordability - Equals the ratio of the actual Median Household Income to the Income required to purchase the Median Priced Home.
**Median Home Prices -  Q1 2010 National Association of Realtors, DataQuick, Essex
The required Income is defined such that the Mortgage Payment is 35% of said Income, assuming a 10% Down Payment and a 30-year fixed mortgage rate (5.0%).
Median Household Income is estimated from US Census 2004 data and Income Growth from BEA and Population Growth from the US Census.

See Company's 10-Q for additional disclosures

	ESSEX PROPERTY TRUST, INC.
	Real Estate Information as of August 4, 2010
	Property Name	Address	City	State	Units	Square Footage	Year Acquired	Year Built	Property Ownership	Age of Property

	APARTMENT COMMUNITIES

	NORTHERN CALIFORNIA
	Santa Clara County
1	The Commons	275 Union Avenue	Campbell	CA	264	153,168	2010	1973	EPLP	37
1	Pointe at Cupertino	19920 Olivewood Street	Cupertino	CA	116	135,200	1998	1963	EPLP	47
1	Carlyle, The	2909 Nieman Boulevard	San Jose	CA	132	129,200	2000	2000	EPLP	10
1	Enclave, The	4355 Renaissance Drive	San Jose	CA	637	525,463	2005	1998	Fund II	12
1	Esplanade	350 East Taylor St.	San Jose	CA	278	279,000	2004	2002	EPLP	8
1	Waterford, The	1700 N. First Street	San Jose	CA	238	219,600	2000	2000	EPLP	10
1	101 San Fernando	99 S. Fourth Street	San Jose	CA	323	296,078	2010	2001	EPLP	9
1	Le Parc	440 N. Winchester Avenue	Santa Clara	CA	140	113,200	1994	1975	EPLP	35
1	Marina Cove	3480 Granada Avenue	Santa Clara	CA	292	250,200	1994	1974	EPLP	36
1	Bristol Commons	732 E. Evelyn Avenue	Sunnyvale	CA	188	142,600	1995	1989	EPLP	21
1	Brookside Oaks	1651 Belleville Way	Sunnyvale	CA	170	119,900	2000	1973	DownREIT	37
1	Magnolia Lane	113 South Mary Avenue	Sunnyvale	CA	32	31,541	2007	2001	EPLP	9
1	Montclaire	450 N. Mathilda Avenue	Sunnyvale	CA	390	294,100	1988	1973	EPLP	37
1	Summerhill Park	972 Corte Madera Avenue	Sunnyvale	CA	100	78,500	1988	1988	EPLP	22
	Tasman Place	315 Tasman Drive	Sunnyvale	CA	284	46,000			EPLP
1	Thomas Jefferson	107 South Mary Avenue	Sunnyvale	CA	156	110,824	2007	1969	DownREIT	41
1	Windsor Ridge	825 E. Evelyn Avenue	Sunnyvale	CA	216	161,800	1989	1989	EPLP	21
				13%	3,672	3,040,374
	Alameda County
	Fourth & U	700 University Avenue	Berkeley	CA	171	146,255			EPLP
1	Stevenson Place	4141 Stevenson Blvd.	Fremont	CA	200	146,200	2000	1975	EPLP	35
1	Boulevard	40001 Fremont Blvd.	Fremont	CA	172	131,200	1996	1978	EPLP	32
1	City View	25200 Carlos Bee Blvd.	Hayward	CA	560	462,400	1998	1975	EPLP	35
1	Regency Tower	1130 Third Ave.	Oakland	CA	178	140,900	2005	1975	Fund II	35
1	The Grand	100 Grand Avenue	Oakland	CA	238	205,026	2009	2009	EPLP	1
1	Bridgeport	36826 Cherry Street	Newark	CA	184	139,000	1987	1987	EPLP	23
1	Alderwood Park Apartments	37057 Magnolia Street	Newark	CA	96	74,624	2006	1987	Fund II	23
				5%	1,628	1,094,324
	Contra Costa County
1	San Marcos	2601 Hilltop Drive	Richmond	CA	432	407,600	2003	2003	EPLP	7
1	Bel Air	2000 Shoreline Drive	San Ramon	CA	462	391,000	1995	1988	EPLP	22
1	Foothill Gardens	1110 Harness Drive	San Ramon	CA	132	155,100	1997	1985	EPLP	25
1	Twin Creeks	2711-2731 Morgan Drive	San Ramon	CA	44	51,700	1997	1985	EPLP	25
1	Canyon Oaks	1 Amberstone Lane	San Ramon	CA	250	237,894	2007	2005	EPLP	5
1	Mill Creek at Windermere	2100 Waterstone Place	San Ramon	CA	400	381,060	2007	2005	EPLP	5
				6%	1,720	1,624,354
	San Mateo County
1	Carlmont Woods	2515 Carlmont Drive	Belmont	CA	195	107,200	2004	1971	Fund II	39
1	Harbor Cove	900 E. Hillsdale Blvd.	Foster City	CA	400	306,600	2004	1971	Fund II	39
1	Davey Glen	200 Davey Glen Road	Belmont	CA	69	65,974	2006	1962	Fund II	48
1	Hillsdale Garden	3421 Edison Avenue	San Mateo	CA	697	611,505	2006	1948	JV - 81.5%	62
1	Belmont Terrace	1606 Continetals Way	Belmont	CA	71	72,951	2006	1974	EPLP	36
				6%	1,432	1,164,230

	San Francisco and Marin Counties
1	Mt. Sutro Terrace Apartments	480 Warren Drive	San Francisco	CA	99	64,000	1999	1973	EPLP	37
1	Vista Belvedere	15 Red Hill Circle	Tiburon	CA	76	78,300	2004	1963	EPLP	47
				1%	175	142,300

	Other
1	Tuscana	315 Mt. Oso	Tracy	CA	30	29,088	2007	2007	EPLP	3
1	Harvest Park	2327 Summercreek Drive	Santa Rosa	CA	104	116,628	2007	2004	EPLP	6
1	Chestnut Street Apartments	143 Chestnut Avenue	Santa Cruz	CA	96	87,640	2008	2002	EPLP	8
				1%	230	233,356

39	Total Northern California			32%	8,857	7,298,938				24

	SOUTHERN CALIFORNIA
	Los Angeles County
1	Hampton Court	1136 N. Columbus Avenue	Glendale	CA	83	71,500	1999	1974	EPLP	36
1	Hampton Place	245 W. Loraine Street	Glendale	CA	132	141,500	1999	1970	EPLP	40
1	Marbrisa	1809 Termino Ave.	Long Beach	CA	202	122,800	2002	1987	EPLP	23
1	Pathways	5945 E. Pacific Coast Hwy.	Long Beach	CA	296	197,700	1991	1975	EPLP	35
1	Bunker Hill	222 and 234 S. Figueroa St.	Los Angeles	CA	456	346,600	1998	1968	EPLP	42
1	Cochran Apartments	612 South Cochran	Los Angeles	CA	58	51,400	1998	1989	EPLP	21
1	Kings Road	733 North Kings Road	Los Angeles	CA	196	132,100	1997	1979	EPLP	31
1	Marbella	600 South Detroit Street	Los Angeles	CA	60	50,108	2005	1991	EPLP	19
1	Belmont Station	1302 West 2nd St.	Los Angeles	CA	275	225,000	2009	2009	EPLP	1
1	Park Place	400 S. Detroit Street	Los Angeles	CA	60	48,000	1997	1988	EPLP	22
1	Windsor Court	401 S. Detroit Street	Los Angeles	CA	58	46,600	1997	1988	EPLP	22
1	Renaissance	630 South Masselin Avenue	Los Angeles	CA	168	154,268	2006	1990	Fund II	20
1	Marina City Club	4333 Admiralty Way	Marina Del Rey	CA	101	127,200	2004	1971	EPLP	39
1	Mirabella	13701 Marina Point Drive	Marina Del Rey	CA	188	176,800	2000	2000	EPLP	10
1	Monterra del Mar	280 E. Del Mar Boulevard	Pasadena	CA	123	74,400	1997	1972	EPLP	38
1	Monterra del Rey	350 Madison	Pasadena	CA	84	73,100	1999	1972	EPLP	38
1	Monterra del Sol	280 South Euclid	Pasadena	CA	85	69,200	1999	1972	EPLP	38
1	Fountain Park	13141 Fountain Park Drive	Playa Vista	CA	705	608,900	2004	2002	EPLP	8
1	Highridge	28125 Peacock Ridge Drive	Rancho Palos Verde	CA	255	290,200	1997	1972	DownREIT	38
1	Studio 40-41	4043 Radford Avenue	Studio City	CA	149	127,238	2009	2009	Fund II	1
1	Coldwater Canyon	4250 Codlwater Canyon	Studio City	CA	39	34,125	2007	1979	EPLP	31
1	Walnut Heights	20700 San Jose Hills Road	Walnut	CA	163	146,700	2003	1964	EPLP	46
1	Avondale at Warner Center	22222 Victory Blvd.	Woodland Hills	CA	446	331,000	1999	1970	EPLP	40
				16%	4,382	3,646,439
	Ventura County
1	Camarillo Oaks	921 Paseo Camarillo	Camarillo	CA	564	459,000	1996	1985	EPLP	25
1	Camino Ruiz Square	105 Camino Ruiz	Camarillo	CA	160	105,448	2006	1990	EPLP	20
1	Cielo	9733 Topanga Canyon Blvd	Chatsworth	CA	119	125,400	2009	2009	Fund II	1
1	Regency at Encino	15506 Moorpark Street	Encino	CA	75	78,487	2009	1989	EPLP	21
1	Mariner's Place	711 South B Street	Oxnard	CA	105	77,200	2000	1987	EPLP	23
1	Tierra Vista	1750 Montevina Circle	Oxnard	CA	404	387,100	2001	2001	EPLP	9
1	Monterey Villas	1040 Kelp Lane	Oxnard	CA	122	122,100	1997	1974	EPLP	36
1	Meadowood	1733 Cochran Street	Simi Valley	CA	320	264,500	1996	1986	EPLP	24
1	Hidden Valley	5065 Hidden Park Court	Simi Valley	CA	324	310,900	2004	2004	DownREIT	6
1	Lofts at Pinehurst,The	1021 Scandia Avenue	Ventura	CA	118	71,100	1997	1971	EPLP	39
1	Hillcrest Park	1800 West Hillcrest Drive	Newbury Park	CA	608	521,900	1998	1973	EPLP	37
1	Pinehurst	3980 Telegraph Road	Ventura	CA	28	21,200	2004	1973	EPLP	37
1	Woodside Village	675 Providence Ave.	Ventura	CA	145	136,500	2004	1987	EPLP	23
				11%	3,092	2,680,835

1

	SOUTHERN CALIFORNIA (cont'd)

	Santa Barbara County
1	Chimney Sweep	775 Camino Del Sur Drive	Goleta	CA	91			2006	1967	EPLP	43
1	CBC	6721 El Colegio Drive	Goleta	CA	148			2006	1962	EPLP	48
1	Hope Ranch (Continental Apartments)	3968-3974 & 3999 Via Lucero	Santa Barbara	CA	108			2007	1965	EPLP	45
	Hope Ranch (Lucero Village)	3968-3974 & 3999 Via Lucero	Santa Barbara	CA				2007	1973	EPLP	37
				1%	347	306,608
	Orange County
1	Barkley Apartments	2400 E. Lincoln Ave.	Anahiem	CA	161	139,800		2000	1984	DownREIT	26
1	Valley Park Apartments	17300 Euclid Ave.	Fountain Valley	CA	160	169,700		2001	1969	DownREIT	41
1	Capri at Sunny Hills	2341 Daphne Place	Fullerton	CA	100	128,100		2001	1961	DownREIT	49
1	Wilshire Promenade	141 West Wilshire Avenue	Fullerton	CA	149	128,000		1997	1992	EPLP	18
1	Montejo Apartments	12911 Dale St.	Garden Grove	CA	124	103,200		2001	1974	DownREIT	36
1	Huntington Breakers	21270 Beach Boulevard	Huntington Beach	CA	342	241,700		1997	1984	EPLP	26
	Axis 2300	2300 DuPont Drive	Irvine	CA	115	170,714				EPLP
1	Hillsborough Park	1501 South Beach Boulevard	La Habra	CA	235	215,500		1999	1999	EPLP	11
1	Trabuco Villas	25362 Mosswood Way	Lake Forest	CA	132	131,000		1997	1985	EPLP	25
1	Fairways Apartments	2 Pine Valley Lane	Newport Beach	CA	74	107,100		1999	1972	EPLP	38
1	Villa Angelina	201 E. Chapman Ave.	Placentia	CA	256	217,600		2001	1970	DownREIT	40
1	Brentwood Apartment Homes	2301 E. Santa Clara Ave.	Santa Ana	CA	140	154,800		2001	1970	DownREIT	40
1	Treehouse Apartments	2601 N. Grand Ave.	Santa Ana	CA	164	135,700		2001	1970	DownREIT	40
	Essex Skyline @ MacArthur Place	9 & 15 MacArthur Place	Santa Ana	CA	349	512,791		2010	2008	JV- 47%	2
				7%	2,037	1,872,200
	San Diego County
1	Alpine Country	2660 Alpine Blvd.	Alpine	CA	108	81,900		2002	1986	EPLP	24
1	Alpine Village	2055 Arnold Way	Alpine	CA	301	254,400		2002	1971	EPLP	39
1	Bonita Cedars	5155 Cedarwood Rd.	Bonita	CA	120	120,800		2002	1983	EPLP	27
1	Cambridge	660 F. St.	Chula Vista	CA	40	22,100		2002	1965	EPLP	45
1	Woodlawn Colonial	245-255 Woodlawn Ave.	Chula Vista	CA	159	104,500		2002	1974	EPLP	36
1	Mesa Village	5265 Clairemont Mesa Blvd.	Clairemont	CA	133	43,600		2002	1963	EPLP	47
1	Tierra del Sol/Norte	989 Peach Ave.	El Cajon	CA	156	117,000		2002	1969	EPLP	41
1	Mira Monte	10360 Maya Linda Rd.	Mira Mesa	CA	355	262,600		2002	1982	EPLP	28
1	Country Villas	283 Douglas Drive	Oceanside	CA	180	179,700		2002	1976	EPLP	34
1	Mission Hills	218 Rancho Del Oro	Oceanside	CA	282	244,000		2005	1984	EPLP	26
1	Bluffs II, The	6466 Friars Road	San Diego	CA	224	126,700		1997	1974	EPLP	36
1	Summit Park	8563 Lake Murray Blvd.	San Diego	CA	300	229,400		2002	1972	EPLP	38
1	Vista Capri - North	3277 Berger Ave.	San Diego	CA	106	51,800		2002	1975	EPLP	35
1	Shadow Point	9830 Dale Ave.	Spring Valley	CA	172	131,200		2002	1983	EPLP	27
				9%	2,636	1,969,700
	Riverside County
1	Parcwood	1700 Via Pacifica	Corona	CA	312	270,000		2004	1989	Fund II	21
1	Devonshire Apartments	2770 West Devonshire Ave.	Hemet	CA	276	207,200		2002	1988	EPLP	22
				2%	588	477,200

67	Total Southern California			47%	13,082	10,952,982					30

	SEATTLE METROPOLITAN AREA
1	Cedar Terrace	3205 115th Ave. NE	Bellevue	WA	180	174,200		2005	1984	EPLP	26
1	Emerald Ridge	3010 118th Avenue SE	Bellevue	WA	180	144,000		1994	1987	EPLP	23
1	Foothill Commons	13800 NE 9th Place	Bellevue	WA	388	288,300		1990	1978	EPLP	32
1	Palisades, The	13808 NE 12th	Bellevue	WA	192	159,700		1990	1977	EPLP	33
1	Sammamish View	16160 SE Eastgate Way	Bellevue	WA	153	133,500		1994	1986	EPLP	24
1	Woodland Commons	13700 NE 10th Place	Bellevue	WA	236	172,300		1990	1978	EPLP	32
1	Canyon Pointe	1630 228th St. SE	Bothell	WA	250	210,400		2003	1990	EPLP	20
1	Inglenook Court	14220 Juanita Drive, NE	Bothell	WA	224	183,600		1994	1985	EPLP	25
1	Salmon Run at Perry Creek	2109 228th Street SE	Bothell	WA	132	117,100		2000	2000	EPLP	10
1	Stonehedge Village	14690 143rd Blvd., NE	Bothell	WA	196	214,800		1997	1986	EPLP	24
1	Park Hill at Issaquah	22516 SE 56th Street	Issaquah	WA	245	277,700		1999	1999	EPLP	11
1	Highlands at Wynhaven	1460 NE Hawthorne Street	Issaquah	WA	333	424,674		2008	2000	EPLP	10
1	Wandering Creek	12910 SE 240th	Kent	WA	156	124,300		1995	1986	EPLP	24
1	Bridle Trails	6600 130th Avenue, NE	Kirkland	WA	108	99,700		1997	1986	EPLP	24
1	Evergreen Heights	12233 NE 131st Way	Kirkland	WA	200	188,300		1997	1990	EPLP	20
1	Morning Run	18463 Blueberry Lane	Monroe	WA	222	221,786		2005	1991	Fund II	19
1	Laurels at Mill Creek	1110 164th Street SE	Mill Creek	WA	164	134,300		1996	1981	EPLP	29
1	Anchor Village	9507 49th Avenue West	Mukilteo	WA	301	245,900		1997	1981	DownREIT	29
1	Castle Creek	7000 132nd Place, SE	Newcastle	WA	216	191,900		1998	1998	EPLP	12
1	Eagle Rim	17202-17325 NE 85th Place	Redmond	WA	156	138,916		2010	1986	EPLP	24
1	Brighton Ridge	2307 NE 4th Street	Renton	WA	264	201,300		1996	1986	EPLP	24
1	Fairwood Pond	14700 SE Petrovitsky Rd.	Renton	WA	194	189,200		2004	1997	EPLP	13
1	Forest View	650 Duvall Ave. NE	Renton	WA	192	182,500		2003	1998	EPLP	12
	Joule Broadway	523 Broadway Avenue, East	Seattle	WA	295	191,109				JV - 99%
1	The Cairns	420 Yale Avenue	Seattle	WA	100	70,806		2007	2006	EPLP	4
1	Fountain Court	2400 4th Street	Seattle	WA	320	207,000		2000	2000	EPLP	10
1	Linden Square	13530 Linden Avenue North	Seattle	WA	183	142,200		2000	1994	EPLP	16
1	Eastlake 2851	2833 - 2851 Eastlake Avenue	Seattle	WA	133	234,086		2008	2008	Fund II	2
1	Wharfside Pointe	3811 14th Avenue West	Seattle	WA	142	119,200		1994	1990	EPLP	20
1	Tower @ 801	801 Pine Street	Seattle	WA	173	118,500		2005	1970	Fund II	40
1	Echo Ridge	34907 SE Kinsey Street	Snoqualmie	WA	120	124,359		2005	2000	Fund II	10
30	Total Seattle Metropolitan Area			22%	6,053	5,434,527					20

	136	Apartment Communities		100%	27,992	23,686,447	(1)
		Apartment Communities Under Construction			1,214	554,078	(2)

Avg. square footage	846	Definitions for Property Ownership
Avg. units per property	206	EPLP	The Company has a 100% ownership in the community.
Avg. age of property	26	Fund II	The community is owned by Fund II. The Company has a 28.2% interest in Fund II which is accounted for using the equity method of accounting.
(1) Includes 44,318 square feet of retail or commercial space (2) Includes 108,700 square feet of estimated retail or commercial space		DownREIT	The Company holds a 1% special limited partner interest in the partnerships which owns the community. In accordance with GAAP, the Company consolidates this community.
		JV - 81.5%	The Company has a 81.5% ownership in this community and is consolidated.
		JV - 99%	The Company has a 99% ownership in this development and is consolidated.
		JV- 47%	The Company has a 47% ownership in this community, which is accounted for using the equity method of accounting

OTHER REAL ESTATE ASSETS
Office Buildings
Essex Corporate Headquarter Bldg.	925 / 935 E. Meadow Dr.	Palo Alto	CA	31,900	1997 / 2007	1988 / 1962	EPLP
Derian Office Building	17461 Derian Av.	Irvine	CA	110,000	2000	1983	EPLP
Essex Southern Cal. Office Building	22110-22120 Clarendon St.	Woodland Hills	CA	38,940	2001	1982	EPLP
Hollywood	6230 Sunset Blvd.	Los Angeles	CA	35,000	2006	1938	EPLP
				215,840

2